UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 29, 2011

Walker & Dunlop, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-35000	80-0629925
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 Wisconsin Avenue
Suite 1200E
Bethesda, MD	20814
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (301) 215-5500

Not applicable

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 29, 2011, Walker & Dunlop, LLC, as borrower and the operating subsidiary of Walker & Dunlop, Inc., entered into the Second Amendment to Warehousing Credit and Security Agreement (the “Second Amendment”) with PNC Bank, National Association, as lender.  The Second Amendment, among other things,  (i) extends the stated maturity date of the Warehousing Credit and Security Agreement, as previously amended (the “Warehousing Agreement”), from June 29, 2011 to June 29, 2012 and (ii) amends certain financial covenants so that, among other things, the financial covenants are measured at the Walker & Dunlop, Inc. entity level rather than the borrower level.  The Warehousing Agreement, as amended by the Second Amendment, requires compliance with the following financial covenants:

•                  minimum tangible net worth of $100 million,

•                  maximum indebtedness to tangible net worth of 2.25 to 1.0,

•                  minimum EBITDA of $12 million (on an annualized basis),

•                  minimum EBITDA to total debt service ratio of 3.00 to 1.0,

•                  minimum cash and cash equivalents of $10 million,

•                  aggregate unpaid principal amount of Fannie Mae DUS mortgage loans which are sixty days or more past due or otherwise in default not to exceed 2% of the outstanding principal balance of all Fannie Mae DUS mortgage loans,

•                  minimum servicing portfolio unpaid principal balance of $11 billion and a minimum Fannie Mae DUS mortgage loan servicing portfolio unpaid principal balance of $7.5 billion, and

•                  a maximum loan-to-servicing-value ratio of 40%.

The foregoing description of the Second Amendment does not purport to be complete and is qualified in its entirety by reference to the Second Amendment to Warehousing Credit and Security Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d)	Exhibits.

The exhibit contained in this current report on Form 8-K shall not be deemed “filed” with the U.S. Securities and Exchange Commission nor incorporated by reference in any registration statement filed by the Company under the Securities Act of 1933, as amended.

Exhibit Number	Description

10.1	Second Amendment to Warehousing Credit and Security Agreement, dated June 29, 2011 between Walker & Dunlop, LLC (as borrower) and PNC Bank, National Association (as lender).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Walker & Dunlop, Inc.

Date: July 5, 2011	By:	/s/ Deborah A. Wilson
		Name:	Deborah A. Wilson
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

10.1	Second Amendment to Warehousing Credit and Security Agreement, dated June 29, 2011 between Walker & Dunlop, LLC (as borrower) and PNC Bank, National Association (as lender).